UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/30/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™

THE RIGHT WAY TO INVEST

OPPENHEIMER

DEVELOPING MARKETS FUND

ANNUAL REPORT 8.31.2013

SR0000.010.0913.c1.indd 5

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/30/13*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Index
1-Year	5.67%	-0.41%	0.54%
5-Year	6.19	4.94	1.88
10-Year	16.27	15.59	12.17

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*August 30, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through August 31, 2013.

2      OPPENHEIMER DEVELOPING MARKETS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 5.67% compared to the MSCI Emerging Markets Index return of 0.54% during the reporting period. Emerging markets equities experienced volatility during the reporting period, however, our focus on what we view as exceptional companies and rigorous, fundamental analysis helped the Fund’s Class A shares (without sales charge) produce a positive return and outperform its benchmark. Fund performance was led by stronger relative stock selection in the consumer discretionary, information technology and consumer staples sectors while stock selection in the financials and telecommunication services sectors detracted from performance.

MARKET OVERVIEW

Emerging markets equities performed positively over the first half of the period, as central banks throughout the world established accommodative policies that helped improve investor sentiment. In the U.S., the Federal Reserve (the “Fed”) launched an open-ended quantitative easing program involving monthly purchases of $85 billion of U.S. government securities. The quantitative easing program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the head of the European Central Bank publicly stated his intent to support the Euro as the European Union’s common currency. Even in Japan, which had been mired in economic weakness for years, new government leadership

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER DEVELOPING MARKETS FUND

adopted economic policies and the central bank announced a massive quantitative easing program.

However, emerging markets equities experienced increased volatility over the second half of the period for a variety of reasons. Volatility picked up measurably towards the end of May as comments from Fed Chairman Ben Bernanke at a Congressional hearing surprised the markets when he indicated a possible slowdown of the central bank’s asset purchase program if the economy continued to show improvement. This caused interest rates to rise and credit spreads to widen, especially in emerging market debt markets where “carry trade” positions (i.e. borrowing in low interest rate developed market currencies to invest in higher yielding emerging market currency assets) began to unwind. Additionally, fears emerged that credit tightening in China would produce a sharp slowdown and a hard landing in that country.

FUND REVIEW

During the period, the strongest performing stocks for the Fund were consumer companies, including Magnit and Ctrip.com International Ltd., along with information technology holdings Baidu, Inc., Tencent Holdings Ltd. and Naver Corp. Magnit, the Russian grocery and convenience store chain, posted higher first quarter revenue than any of its competitors. The company now has a 6% share of a still-fragmented market in Russia and we believe it has considerable room for growth. Modern grocery stores in

Russia have only about half of the country’s food retailing sales; open air markets and small neighborhood shops still have the rest. Ctrip.com International is an online trip aggregator in China. The company produced strong financial results, which may be an indication that competitive pressures in the sector are easing in China after several quarters of discount pricing and coupon issuance.

Baidu, the Fund’s largest holding at period end, is the market-dominant search engine in China. We saw an opportunity to increase our exposure to Baidu’s stock when the company struggled due to controversy over its ability to adapt to and monetize mobile search. Tencent is a social networking company with the largest online community in China. The company has long been a beneficiary of games and other services that it offers on its platform. Tencent, we believe, will be a beneficiary of shift towards mobile internet. Customer mobile uptake is running ahead of expectations and has contributed to strong stock performance. At the end of the reporting period, South-Korean company NHN Corporation spun-off its entertainment and gaming division (NHN Entertainment) and renamed its search division Naver Corp. While the Fund holds both companies, Naver, prior to the spin-off, posted higher than expected growth.

The most significant detractors from performance this period were America Movil SAB de CV, DLF Ltd., Tullow Oil plc and Anglo American plc. America Movil is a

4      OPPENHEIMER DEVELOPING MARKETS FUND

Mexican telecom company that offers wireless and fixed line voice, internet and pay-TV services in most regions in Latin America. Concerns that regulatory intervention in Mexico will increase competition have depressed shares of America Movil. We believe, however, the legislation may enable the company to offer its triple-play phone service in Mexico, something it already offers profitably in other Latin American regions. DLF is the largest real estate company in India. The company raised capital to meet the regulatory criteria for public listing impacting the performance of the stock. We believe the investment thesis remains intact. Tullow Oil is an emerging markets oil and gas exploration and production company. The company’s share price tends to be heavily influenced by short-term news flow regarding exploration activity. During the period, the stock reacted negatively to poor news from the preliminary drilling stage of a well in the company’s concession in Guiana, off the coast of South America. Anglo American is a global mining company with a diversified production portfolio including metals and minerals such as iron ore, platinum, copper and coal. The negative sentiment regarding emerging markets in general, and fears of a slower growth rate in China in particular, depressed mining stocks across the board.

STRATEGY & OUTLOOK

At period end, we believe the sell-off in emerging markets equities has provided an opportunity by producing valuations that we find very attractive. While we believe interest rate normalization will have an effect on emerging markets economies, we do not expect a repeat of the financial crisis and contagion that we saw in Asia in the late 1990s. There are relatively few economies that have the trade and sovereign debt deficits that we saw then. However, we believe capital and credit will cost more and companies with sizable financial leverage will suffer. We have always been cautious on such companies and are not heavily exposed to them.

The deceleration of China’s commodity intensity is something we have pointed out for several years now. We have a natural bias against cyclical, commodity-dependent companies and expect commodity producers to face weaker prices and earnings. We have relatively little exposure to the resource sector, especially outside of energy.

Emerging market equities, in our opinion, are looking attractive at present levels. We are

5      OPPENHEIMER DEVELOPING MARKETS FUND

mindful that opportunities are largest when controversy is the loudest. We have managed an emerging markets investment strategy through consistent turbulence over the past 17 years and have discovered that meaningful long-term opportunities often cluster around moments of controversy like we observed in the second half of the reporting period.

Justin Leverenz Portfolio Manager

6      OPPENHEIMER DEVELOPING MARKETS FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS
Baidu, Inc., Sponsored ADR	5.4%
Tencent Holdings Ltd.	3.2
NovaTek OAO, Sponsored GDR	2.3
Naver Corp.	2.2
Magnit	2.1
Yandex NV, Cl. A	2.0
Housing Development Finance Corp. Ltd.	2.0
Carlsberg AS, Cl. B	1.9
America Movil SAB de CV, Series L, ADR	1.8
Tenaris SA, ADR	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of August 30, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS
China	18.9%
India	12.0
Brazil	10.1
Russia	6.9
United Kingdom	6.7
Mexico	5.0
United States	4.6
Hong Kong	4.2
South Korea	2.8
Colombia	2.5

Portfolio holdings and allocation are subject to change. Percentages are as of August 30, 2013, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 30, 2013, and are based on the total market value of investments.

*August 30, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

7      OPPENHEIMER DEVELOPING MARKETS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/30/13

	Inception Date	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	5.67%	6.19%	16.27%
Class B (ODVBX)	11/18/96	4.77%	5.30%	15.73%
Class C (ODVCX)	11/18/96	4.96%	5.45%	15.44%
Class I (ODVIX)	12/29/11	6.19%	10.08%*	N/A
Class N (ODVNX)	3/1/01	5.33%	5.81%	15.84%
Class Y (ODVYX)	9/7/05	6.04%	6.52%	11.12%*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/30/13
	Inception Date	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	-0.41%	4.94%	15.59%
Class B (ODVBX)	11/18/96	-0.23%	5.03%	15.73%
Class C (ODVCX)	11/18/96	3.96%	5.45%	15.44%
Class I (ODVIX)	12/29/11	6.19%	10.08%*	N/A
Class N (ODVNX)	3/1/01	4.33%	5.81%	15.84%
Class Y (ODVYX)	9/7/05	6.04%	6.52%	11.12%*

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Index, which is designed to measure equity market performance of emerging markets. The Index is unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

8      OPPENHEIMER DEVELOPING MARKETS FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER DEVELOPING MARKETS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      OPPENHEIMER DEVELOPING MARKETS FUND

Actual	Beginning Account Value March 1, 2013	Ending Account Value August 30, 2013	Expenses Paid During 6 Months Ended August 30, 2013
Class A	$1,000.00	$953.10	$6.78
Class B	1,000.00	949.10	11.06
Class C	1,000.00	949.90	10.22
Class I	1,000.00	955.70	4.32
Class N	1,000.00	951.70	8.35
Class Y	1,000.00	955.10	5.06

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.15	7.01
Class B	1,000.00	1,013.79	11.42
Class C	1,000.00	1,014.64	10.56
Class I	1,000.00	1,020.66	4.47
Class N	1,000.00	1,016.55	8.63
Class Y	1,000.00	1,019.90	5.23

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 30, 2013 are as follows:

Class	Expense Ratios
Class A	1.38%
Class B	2.25
Class C	2.08
Class I	0.88
Class N	1.70
Class Y	1.03

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS August 30, 2013*

	Shares	Value

Common Stocks—95.1%

Consumer Discretionary—15.3%

Automobiles—1.1%
Astra International Tbk PT	671,547,500	$371,419,660

Diversified Consumer Services—2.9%
Estacio Participacoes SA1	39,761,750	292,636,614

Kroton Educacional SA1	19,848,545	266,205,679

New Oriental Education & Technology Group, Inc., Sponsored ADR[1,2]	19,214,506	407,923,962

		966,766,255

Hotels, Restaurants & Leisure—2.1%
Genting Bhd	132,551,800	376,829,019

Home Inns & Hotels Management, Inc., ADR[1,2]	5,075,273	170,884,442

Jollibee Foods
Corp.[1]	51,465,463	184,843,520

		732,556,981

Household Durables—0.4%
MRV Engenharia e Participacoes SA1	34,231,900	119,512,868

Internet & Catalog Retail—1.5%
B2W Cia Digital[1,2]	11,430,158	65,152,308

Ctrip.com International Ltd., ADR[1,2]	9,477,513	436,155,148

		501,307,456

Media—2.2%
Grupo Televisa SAB, Sponsored ADR	15,910,406	400,146,710

Zee Entertainment Enterprises Ltd.[1]	94,716,065	332,561,133

		732,707,843

Multiline Retail—1.6%
Lojas Americanas SA, Preference[1]	64,689,480	409,943,602

Shinsegae Co. Ltd.[1]	705,145	126,381,281

		536,324,883

Textiles, Apparel & Luxury Goods—3.5%
Compagnie Financiere Richemont SA, Cl. A	3,868,091	366,557,988

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)
LVMH Moet Hennessy Louis Vuitton SA	893,400	$156,088,222

Prada SpA	47,501,800	464,065,366

Salvatore Ferragamo SpA	5,476,653	180,055,734

		1,166,767,310

Consumer Staples—19.9%

Beverages—8.4%
Anadolu Efes Biracilik Ve Malt Sanayii AS	14,581,928	168,084,981

Carlsberg AS, Cl. B1	6,635,608	643,038,734

Companhia de Bebidas das Americas, Preference, ADR	3,342,400	116,248,672

Diageo plc	5,134,580	157,526,746

Fomento Economico Mexicano SAB de CV, UBD	42,745,123	403,008,992

Heineken NV	5,237,018	359,002,248

Nigerian Breweries plc	159,665,545	160,300,884

Pernod-Ricard SA	1,439,860	167,126,128

SABMiller plc	8,352,424	397,890,914

Tsingtao Brewery Co. Ltd., Cl. H	15,156,000	112,110,088

United Spirits Ltd.	3,968,600	131,832,739

		2,816,171,126

Food & Staples Retailing—5.4%
Almacenes Exito SA	10,903,912	180,404,313

Almacenes Exito SA, GDR[3]	11,250,373	181,600,146

BIM Birlesik Magazalar AS	7,716,292	141,671,973

Cencosud SA	81,940,397	329,206,886

CP ALL PCL	165,215,800	167,292,417

InRetail Peru Corp.[2,3]	4,459,100	67,778,320

Magnit[1]	3,111,647	693,796,865

Shoprite Holdings Ltd.	4,980,120	78,063,491

		1,839,814,411

Food Products—3.6%
Tingyi Cayman Islands Holding Corp.	204,316,000	505,647,670

Unilever plc	8,644,529	329,418,124

12      OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value

Food Products (Continued)
Want Want China Holdings Ltd.	238,277,000	$351,329,034

		1,186,394,828

Household Products—0.7%
Hindustan Unilever Ltd.	15,485,321	148,158,228

Unilever Indonesia Tbk PT	32,278,500	91,477,822

		239,636,050

Personal Products—1.8%
Colgate-Palmolive India Ltd.[1]	7,141,172	129,958,685

Marico Ltd.	26,690,028	86,435,874

Natura Cosmeticos SA	20,026,800	375,783,162

		592,177,721

Energy—10.9%

Energy Equipment & Services—3.1%
China Oilfield Services Ltd., Cl. H	46,778,000	119,965,837

Eurasia Drilling Co. Ltd., GDR	4,096,289	157,709,973

Saipem SpA	7,320,582	162,418,421

Tenaris SA, ADR	13,198,019	583,616,400

		1,023,710,631

Oil, Gas & Consumable Fuels—7.8%
BG Group plc	18,324,739	348,441,590

CNOOC Ltd.	217,941,000	436,080,901

Genel Energy plc[2]	6,350,031	91,230,711

NovaTek OAO, Sponsored GDR	6,458,478	772,761,601

Petroleo Brasileiro SA, Cl. A, Sponsored ADR	32,865,602	468,663,485

Tullow Oil plc	33,207,916	518,740,050

		2,635,918,338

Financials—16.7%

Commercial Banks—5.8%
Banco Bradesco SA, ADR	20,926,470	243,165,581

Banco Davivienda SA, Preference[1]	12,909,328	164,829,489

Bancolombia SA, Sponsored ADR	2,862,085	157,615,021

Barclays Africa Group Ltd.	536,920	7,154,608

Commercial International Bank Egypt SAE	29,796,471	150,579,604

Grupo Financiero Banorte SAB de CV, Cl. O	16,873,921	103,900,717

	Shares	Value

Commercial Banks (Continued)
Grupo Financiero Inbursa SAB de CV, Cl. O	83,218,367	$180,625,151

Guaranty Trust Bank plc	493,749,187	74,115,274

HDFC Bank Ltd., ADR	7,715,163	223,585,424

ICICI Bank Ltd., Sponsored ADR	13,028,930	339,012,759

Siam Commercial Bank Public Co. Ltd.	22,593,600	93,700,201

Standard Bank Group Ltd.	10,231,040	113,940,901

Turkiye Garanti Bankasi AS	13,397,137	45,997,308

Zenith Bank plc	664,615,633	80,762,904

		1,978,984,942

Diversified Financial Services—3.4%
BM&FBovespa SA1	102,094,998	500,216,068

Haci Omer Sabanci Holding AS	84,610,110	358,963,252

Hong Kong Exchanges & Clearing Ltd.	16,225,863	248,341,231

		1,107,520,551

Insurance—1.5%
AIA Group Ltd.	77,985,800	340,015,131

Sul America SA1	27,659,033	162,294,458

		502,309,589

Real Estate Management & Development—4.0%
CapitaMalls Asia Ltd.	102,204,000	143,340,870

DLF Ltd.	73,219,718	143,022,215

Hang Lung Group Ltd.	27,478,750	134,169,065

Hang Lung Properties Ltd.	157,866,881	490,761,003

SM Prime Holdings, Inc.[1]	732,394,672	263,881,521

Soho China Ltd.	205,508,500	174,241,828

		1,349,416,502

Thrifts & Mortgage Finance—2.0%
Housing Development Finance Corp. Ltd.	60,706,559	663,964,207

Health Care—2.9%

Health Care Equipment & Supplies—0.5%
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H1	175,850,000	165,801,234

13      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Health Care Providers & Services—1.5%
Apollo Hospitals Enterprise Ltd.[1]	10,927,194	$141,699,044

Diagnosticos da America SA1	27,005,600	125,523,210

Sinopharm Group Co. Ltd., Cl. H1,4	93,383,600	232,599,894

		499,822,148

Pharmaceuticals—0.9%
Cipla Ltd.	30,788,534	194,634,942

Sun Pharmaceutical Industries Ltd.[2]	13,354,149	105,314,093

		299,949,035

Industrials—3.0%

Aerospace & Defense—0.7%
Embraer SA, ADR	7,685,582	253,239,927

Industrial Conglomerates—1.2%
Jardine Strategic Holdings Ltd.	5,588,215	181,043,083

SM Investments Corp.	15,810,406	236,301,417

		417,344,500

Machinery—0.1%
United Tractors Tbk PT	19,587,000	28,204,784

Transportation Infrastructure—1.0%
DP World Ltd.[5]	17,386,824	274,832,479

DP World Ltd.[5]	3,428,101	53,135,566

		327,968,045

Information Technology—19.1%

Internet Software & Services—14.8%
Baidu, Inc., Sponsored ADR[1,2]	13,308,043	1,803,639,068

MercadoLibre, Inc.[1]	2,357,155	279,770,727

Naver Corp.[1]	1,833,767	733,284,273

NetEase, Inc., ADR	2,513,749	177,822,604

NHN Entertainment Corp.[1,2]	843,654	82,461,564

Tencent Holdings Ltd.	23,032,100	1,075,585,776

Yandex NV, Cl. A1,2	21,098,698	675,158,336

Youku Tudou, Inc., ADR[1,2]	7,561,870	175,359,765

		5,003,082,113

IT Services—2.7%
Infosys Ltd.	12,213,462	565,269,813

Tata Consultancy Services Ltd.	11,083,042	339,972,644

		905,242,457

	Shares	Value

Semiconductors & Semiconductor Equipment—1.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	158,934,429	$527,445,247

Materials—4.4%

Chemicals—0.4%
Asian Paints Ltd.	19,678,067	124,942,806

Construction Materials—1.9%
Ambuja Cements Ltd.	53,795,974	137,931,762

Cementos Argos SA, Preference	31,696,178	149,222,534

Indocement Tunggal Prakarsa Tbk PT	45,567,000	82,242,593

Semen Indonesia (Persero) Tbk PT	63,018,000	72,243,641

Ultratech Cement Ltd.	9,057,476	204,244,309

		645,884,839

Metals & Mining—2.1%
Anglo American plc	16,150,997	370,056,717

Antofagasta plc	2,487,790	32,963,055

Glencore Xstrata plc[2]	66,329,760	313,718,826

		716,738,598

Telecommunication Services—2.9%

Wireless Telecommunication Services—2.9%
America Movil SAB de CV, Series L, ADR	30,565,392	589,912,066

MTN Group Ltd.	19,167,140	350,204,393

		940,116,459

Total Common Stocks (Cost $28,002,157,321)		31,919,164,344

Structured Security—0.1%
UBS AG, Vietnam Dairy Products JSC Equity Linked Nts., 1/29/14[2] (Cost $39,834,294)	7,985,244	49,137,878

14      OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value

Investment Company—4.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[1,6] (Cost $1,543,137,005)	1,543,137,005	$1,543,137,005

Total Investments,at Value (Cost $29,585,128,620)	99.8%	33,511,439,227

Assets in Excess of Other Liabilities	0.2	70,453,348

Net Assets	100.0%	$33,581,892,575

Footnotes to Statement of Investments

*August	30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note1 of the accompanying Notes.

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 31, 2012	Gross Additions		Gross Reductions	Shares August 30, 2013
Apollo Hospitals Enterprise Ltd.	—	10,927,194		—	10,927,194
B2W Cia Digital	11,430,158	—		—	11,430,158
Baidu, Inc., Sponsored ADR[a]	6,196,942	8,122,711		1,011,610	13,308,043
Banco Davivienda SA,
Preference[a]	11,608,902	1,300,426		—	12,909,328
BM&FBovespa SA	76,533,698	25,561,300		—	102,094,998
Carlsberg AS, Cl. Ba	6,571,513	493,162		429,067	6,635,608
CFAO	3,637,824	—		3,637,824	—
Colgate-Palmolive India Ltd.	7,320,782	—		179,610	7,141,172
Ctrip.com International Ltd.,
ADR	13,554,519	—		4,077,006	9,477,513
Diagnosticos da America SA	—	27,005,600		—	27,005,600
E-Mart Co. Ltd.	1,556,710	—		1,556,710	—
Epistar Corp.	60,390,000	—		60,390,000	—
Estacio Participacoes SA	10,866,000	28,895,750		—	39,761,750
Home Inns & Hotels
Management, Inc., ADR	4,389,313	685,960		—	5,075,273
Jollibee Foods Corp.[a]	55,136,213	—		3,670,750	51,465,463
Kroton Educacional SA	11,364,377	11,170,894	[b]	2,686,726	19,848,545
Lojas Americanas SA,
Preference	46,098,573	18,590,907		—	64,689,480
Magnit[a]	4,741,774	—		1,630,127	3,111,647
Magnit OJSC, Sponsored GDR	4,329,830	—		4,329,830	—
MegaStudy Co. Ltd.	499,330	—		499,330	—

15  OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

	Shares August 31, 2012	Gross Additions		Gross Reductions		Shares August 30, 2013
MercadoLibre, Inc.	342,640	2,131,475		116,960		2,357,155
MRV Engenharia e Participacoes SA	—	34,231,900		—		34,231,900
Naver Corp. (formerly NHN Corp.)	2,797,857	423,295		1,387,385	[b]	1,833,767
New Oriental Education & Technology Group, Inc., Sponsored ADR	10,457,867	8,756,639		—		19,214,506
NHN Entertainment Corp.	—	843,654	[b]	—		843,654
Oppenheimer Institutional Money Market Fund, Cl. E	1,060,435,956	6,354,330,370		5,871,629,321		1,543,137,005
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	—	175,850,000		—		175,850,000
Shinsegae Co. Ltd.	705,145	—		—		705,145
Sinopharm Group Co. Ltd., Cl. H	31,406,000	61,977,600		—		93,383,600
SM Prime Holdings, Inc.[a]	1,333,366,572	4,903,700		605,875,600		732,394,672
Sul America SA	—	27,659,033		—		27,659,033
Yandex NV, Cl. Aa	13,981,660	7,117,038		—		21,098,698
Youku Tudou, Inc., ADR	2,059,046	5,502,824		—		7,561,870
Zee Entertainment Enterprises Ltd.	80,902,731	15,387,322		1,573,988		94,716,065

		Value		Income		Realized Gain (Loss)
Apollo Hospitals Enterprise Ltd.		$141,699,044		$985,580		$—
B2W Cia Digital		65,152,308		—		—
Baidu, Inc., Sponsored ADR[a]		—	[c]	—		(8,966,054)
Banco Davivienda SA, Preference[a]		—	[c]	3,493,657		—
BM&FBovespa SA		500,216,068		21,824,921		—
Carlsberg AS, Cl. Ba		—	[c]	4,929,732		(9,739,576)
CFAO		—		—		37,261,122
Colgate-Palmolive India Ltd.		129,958,685		3,771,681		682,005
Ctrip.com International Ltd., ADR		436,155,148		—		(20,055,636)
Diagnosticos da America SA		125,523,210		883,739		—
E-Mart Co. Ltd.		—		1,653,728		(59,483,577)
Epistar Corp.		—		230,062		(25,763,009)
Estacio Participacoes SA		292,636,614		1,645,992		—
Home Inns & Hotels Management, Inc., ADR		170,884,442		—		—
Jollibee Foods Corp.[a]		—	[c]	2,100,824		3,023,051
Kroton Educacional SA		266,205,679		4,959,296		17,481,988
Lojas Americanas SA, Preference		409,943,602		2,296,369		—
Magnit[a]		—	[c]	9,149,507		164,922,437
Magnit OJSC, Sponsored GDR		—		491,022		62,862,026
MegaStudy Co. Ltd.		—		709,967		(43,722,694)

16      OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Statement of Investments (Continued)
	Value		Income	Realized Gain (Loss)
MercadoLibre, Inc.	$279,770,727		$950,369	$3,656,234
MRV Engenharia e Participacoes SA	119,512,868		3,644,775	—
Naver Corp. (formerly NHN Corp.)	733,284,273		1,279,894	32,403,012
New Oriental Education & Technology Group, Inc., Sponsored ADR	407,923,962		—	—
NHN Entertainment Corp.	82,461,564		—	—
Oppenheimer Institutional Money Market Fund, Cl. E	1,543,137,005		2,350,081	—
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	165,801,234		936,456	—
Shinsegae Co. Ltd.	126,381,281		512,988	—
Sinopharm Group Co. Ltd., Cl. H	232,599,894		3,398,636	—
SM Prime Holdings, Inc.[a]	—	[c]	3,343,769	123,960,277
Sul America SA	162,294,458		2,757,560	(8)
Yandex NV, Cl. Aa	—	[c]	—	—
Youku Tudou, Inc., ADR	175,359,765		—	—
Zee Entertainment Enterprises Ltd.	332,561,133		3,168,556	1,385,093

	$6,899,462,964		$81,469,161	$279,906,691

a.	No longer an affiliate as of August 30, 2013
b.	All or a portion is the result of a corporate action.
c.	The security is no longer an affiliate, therefore, the value has been excluded from this table.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $249,378,466 or 0.74% of the Fund’s net assets as of August 30, 2013.

4. Restricted security. The aggregate value of restricted securities as of August 30, 2013 was $232,599,894, which represents 0.69% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Sinopharm Group Co. Ltd., Cl. H	6/6/12-4/26/13	$282,028,078	$232,599,894	$49,428,184

5. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

6. Rate shown is the 7-day yield as of August 30, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
China	$6,345,147,251	18.9%
India	4,012,540,676	12.0
Brazil	3,398,585,634	10.1
Russia	2,299,426,775	6.9
United Kingdom	2,246,267,907	6.7
Mexico	1,677,593,637	5.0
United States	1,543,137,005	4.6
Hong Kong	1,394,329,513	4.2
South Korea	942,127,118	2.8
Colombia	833,671,503	2.5

17      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)
Geographic Holdings (Continued)	Value	Percent
Italy	$806,539,521	2.4%
Turkey	714,717,514	2.1
Philippines	685,026,458	2.1
Switzerland	680,276,814	2.0
Indonesia	645,588,500	1.9
Denmark	643,038,734	1.9
Luxembourg	583,616,400	1.7
South Africa	549,363,393	1.6
Taiwan	527,445,247	1.6
Malaysia	376,829,019	1.1
Netherlands	359,002,248	1.1
Chile	329,206,886	1.0
UAE	327,968,045	1.0
France	323,214,350	1.0
Nigeria	315,179,062	0.9
Argentina	279,770,727	0.8
Thailand	260,992,618	0.8
Egypt	150,579,604	0.5
Singapore	143,340,870	0.4
Peru	67,778,320	0.2
Vietnam	49,137,878	0.2

Total	$33,511,439,227	100.0%

See accompanying Notes to Financial Statements.

18      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES August 30, 2013[1]

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $22,939,019,871)	$26,611,976,263
Affiliated companies (cost $6,646,108,749)	6,899,462,964

33,511,439,227

Cash—foreign currencies (cost $63,573,296)	63,522,612

Receivables and other assets:
Investments sold	139,744,611
Shares of beneficial interest sold	95,733,081
Dividends	46,196,058
Other	1,806,661

Total assets	33,858,442,250

Liabilities
Bank overdraft	28,831,630

Payables and other liabilities:
Investments purchased	145,671,262
Shares of beneficial interest redeemed	80,075,828
Transfer and shareholder servicing agent fees	5,847,379
Foreign capital gains tax	4,061,030
Distribution and service plan fees	3,603,439
Trustees’ compensation	1,700,821
Shareholder communications	1,360,391
Other	5,397,895

Total liabilities	276,549,675

Net Assets	$33,581,892,575

Composition of Net Assets
Paid-in capital	$30,060,272,328

Accumulated net investment income	45,968,216

Accumulated net realized loss on investments and foreign currency transactions	(446,437,272)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,922,089,303

Net Assets	$33,581,892,575

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

19      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $12,371,560,034 and 364,486,283 shares of beneficial interest outstanding)	$33.94
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$36.01

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $155,637,708 and 4,689,334 shares of beneficial interest outstanding)	$33.19

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,112,135,638 and 65,196,508 shares of beneficial interest outstanding)	$32.40

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,353,099,827 and 69,924,178 shares of beneficial interest outstanding)	$33.65

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $856,073,925 and 26,162,522 shares of beneficial interest outstanding)	$32.72

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $15,733,385,443 and 468,014,602 shares of beneficial interest outstanding)	$33.62

See accompanying Notes to Financial Statements

20      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS For the Year Ended August 30, 2013[1]

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $28,432,394)	$436,977,620
Affiliated companies (net of foreign withholding taxes of $7,372,111)	81,469,161

Interest	9,795

Other income	30,241

Total investment income	518,486,817

Expenses
Management fees	246,591,578

Distribution and service plan fees:
Class A	30,586,311
Class B	1,781,317
Class C	22,401,918
Class N	4,362,770

Transfer and shareholder servicing agent fees:
Class A	31,210,037
Class B	597,381
Class C	4,258,658
Class I	433,921
Class N	4,180,376
Class Y	24,025,379

Shareholder communications:
Class A	1,936,892
Class B	73,141
Class C	403,804
Class I	47,316
Class N	65,056
Class Y	1,545,064

Custodian fees and expenses	14,786,778

Trustees’ compensation	655,539

Other	4,644,817

Total expenses	394,588,053
Less waivers and reimbursements of expenses	(2,814,606)

Net expenses	391,773,447

Net Investment Income	126,713,370

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

21      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $9,032,633)	$92,600,766
Affiliated companies	279,906,691
Foreign currency transactions	(10,538,717)

Net realized gain	361,968,740

Net change in unrealized appreciation/depreciation on:
Investments	1,536,662,627
Translation of assets and liabilities denominated in foreign currencies	(827,396,226)

Net change in unrealized appreciation/depreciation	709,266,401

Net Increase in Net Assets Resulting from Operations	$1,197,948,511

See accompanying Notes to Financial Statements.

22      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Operations
Net investment income	$126,713,370	$160,107,574

Net realized gain (loss)	361,968,740	(376,850,378)

Net change in unrealized appreciation/depreciation	709,266,401	7,378,045

Net increase (decrease) in net assets resulting from operations	1,197,948,511	(209,364,759)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(46,276,817)	(179,983,152)
Class B	—	(1,405,082)
Class C	—	(22,156,509)
Class I	(7,861,828)	—
Class N	(1,192,975)	(8,818,276)
Class Y	(92,121,685)	(188,402,503)

	(147,453,305)	(400,765,522)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,085,860,014	321,168,686
Class B	(33,650,552)	(41,404,741)
Class C	(7,375,464)	26,167,817
Class I	1,805,305,639	588,587,104
Class N	66,219,489	171,910,918
Class Y	4,052,607,420	2,938,509,695

	6,968,966,546	4,004,939,479

Net Assets
Total increase	8,019,461,752	3,394,809,198

Beginning of period	25,562,430,823	22,167,621,625

End of period (including accumulated net investment income of $45,968,216 and $85,404,967, respectively)	$33,581,892,575	$25,562,430,823

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

23      OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$32.25	$33.15	$29.83		$24.38	$41.13

Income (loss) from investment operations:
Net investment income[2]	0.09	0.19	0.68[3]		0.13	0.21
Net realized and unrealized gain (loss)	1.74	(0.53)	2.69		5.44	(8.08)

Total from investment operations	1.83	(0.34)	3.37		5.57	(7.87)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.56)	(0.05)		(0.12)	(0.56)
Distributions from net realized gain	0.00	0.00	0.00		0.00	(8.32)

Total dividends and/or distributions to shareholders	(0.14)	(0.56)	(0.05)		(0.12)	(8.88)

Net asset value, end of period	$33.94	$32.25	$33.15		$29.83	$24.38

Total Return, at Net Asset Value[4]	5.67%	(0.89)%	11.28%		22.85%	(5.68)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,371,560	$10,784,891	$10,802,874		$8,184,698	$5,388,513

Average net assets (in thousands)	$12,394,351	$10,327,349	$11,015,700		$7,065,585	$3,900,019

Ratios to average net assets:[5]
Net investment income	0.27%	0.61%	1.94%	[3]	0.47%	0.97%
Total expenses[6]	1.36%	1.36%	1.30%		1.35%	1.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.36%	1.30%		1.35%	1.43%

Portfolio turnover rate	29%	20%	34%		33%	55%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 30, 2013	1.37%
Year Ended August 31, 2012	1.36%
Year Ended August 31, 2011	1.30%
Year Ended August 31, 2010	1.35%
Year Ended August 31, 2009	1.43%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER DEVELOPING MARKETS FUND

Class B	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$31.68	$32.48	$29.43	$24.17	$40.56

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.22)	(0.09)	0.34[3]	(0.12)	0.03
Net realized and unrealized gain (loss)	1.73	(0.49)	2.71	5.38	(7.88)

Total from investment operations	1.51	(0.58)	3.05	5.26	(7.85)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.22)	0.00	0.00	(0.22)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(8.32)

Total dividends and/or distributions to shareholders	0.00	(0.22)	0.00	0.00	(8.54)

Net asset value, end of period	$33.19	$31.68	$32.48	$29.43	$24.17

Total Return, at Net Asset Value[4]	4.77%	(1.73)%	10.36%	21.76%	(6.43)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$155,638	$179,874	$228,170	$212,590	$181,249

Average net assets (in thousands)	$177,608	$189,982	$259,240	$205,371	$137,455

Ratios to average net assets:[5]
Net investment income (loss)	(0.64)%	(0.28)%	0.98%[3]	(0.43)%	0.14%
Total expenses[6]	2.23%	2.24%	2.14%	2.21%	2.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.22%	2.22%	2.14%	2.21%	2.22%

Portfolio turnover rate	29%	20%	34%	33%	55%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 30, 2013	2.24%
Year Ended August 31, 2012	2.24%
Year Ended August 31, 2011	2.14%
Year Ended August 31, 2010	2.21%
Year Ended August 31, 2009	2.23%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$30.87	$31.74	$28.72	$23.56	$39.91

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.15)	(0.02)	0.43[3]	(0.06)	0.05
Net realized and unrealized gain (loss)	1.68	(0.51)	2.59	5.23	(7.85)

Total from investment operations	1.53	(0.53)	3.02	5.17	(7.80)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.34)	0.00	(0.01)	(0.23)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(8.32)

Total dividends and/or distributions to shareholders	0.00	(0.34)	0.00	(0 .01)	(8 .55)

Net asset value, end of period	$32.40	$30.87	$31.74	$28 .72	$23.56

Total Return, at Net Asset Value[4]	4.96%	(1.57)%	10.52%	21.95%	(6.36)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,112,136	$2,024,406	$2,060,954	$1,374,711	$768,598

Average net assets (in thousands)	$2,231,136	$1,974,630	$2,014,543	$1,127,812	$532,652

Ratios to average net assets:[5]
Net investment income (loss)	(0.44)%	(0.08)%	1.30%[3]	(0.20)%	0.25%
Total expenses[6]	2.06%	2.05%	2.01%	2.07%	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%	2.05%	2.01%	2.07%	2.13%

Portfolio turnover rate	29%	20%	34%	33%	55%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.45 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 30, 2013	2.07%
Year Ended August 31, 2012	2.05%
Year Ended August 31, 2011	2.01%
Year Ended August 31, 2010	2.07%
Year Ended August 31, 2009	2.13%

See accompanying Notes to Financial Statements.

26      OPPENHEIMER DEVELOPING MARKETS FUND

Class I	Year Ended August 30, 2013[1]	Period Ended August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$31.97	$28.91

Income (loss) from investment operations:
Net investment income[3]	0.30	0.30
Net realized and unrealized gain	1.68	2.76

Total from investment operations	1.98	3.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	0.00
Distributions from net realized gain	0.00	0.00

Total dividends and/or distributions to shareholders	(0.30)	0.00

Net asset value, end of period	$33.65	$31.97

Total Return, at Net Asset Value[4]	6 .19%	10 .58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,353,100	$597,537

Average net assets (in thousands)	$1,440,608	$156,814

Ratios to average net assets:[5]
Net investment income	0.87%	1.46%
Total expenses[6]	0.88%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%	0.88%

Portfolio turnover rate	29%	20%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 30, 2013	0.89%
Period Ended August 31, 2012	0.88%

See accompanying Notes to Financial Statements.

27      OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$31.11	$32.00	$28.87	$23.64	$40.21

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.03)	0.09	0.55[3]	0.03	0.12
Net realized and unrealized gain (loss)	1.69	(0.52)	2.58	5.26	(7.95)

Total from investment operations	1.66	(0.43)	3.13	5.29	(7.83)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.46)	0.00	(0.06)	(0.42)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(8.32)

Total dividends and/or distributions to shareholders	(0.05)	(0.46)	0.00	(0.06)	(8.74)

Net asset value, end of period	$32.72	$31.11	$32.00	$28.87	$23.64

Total Return, at Net Asset Value[4]	5.33%	(1.24)%	10.84%	22.39%	(6.00)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$856,074	$753,301	$595,681	$388,942	$257,960

Average net assets (in thousands)	$869,931	$648,741	$571,562	$337,841	$174,883

Ratios to average net assets:[5]
Net investment income (loss)	(0.09)%	0.31%	1.63%[3]	0.12%	0.60%
Total expenses[6]	1.84%	1.87%	1.77%	1.83%	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.70%	1.70%	1.70%	1.71%	1.77%

Portfolio turnover rate	29%	20%	34%	33%	55%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 30, 2013	1.85%
Year Ended August 31, 2012	1.87%
Year Ended August 31, 2011	1.77%
Year Ended August 31, 2010	1.83%
Year Ended August 31, 2009	2.07%

See accompanying Notes to Financial Statements.

28    OPPENHEIMER DEVELOPING MARKETS FUND

Class Y	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$31.94	$32.85	$29.55	$24.13	$41.18

Income (loss) from investment operations:
Net investment income[2]	0.22	0.31	0.84[3]	0.25	0.27
Net realized and unrealized gain (loss)	1.71	(0.54)	2.60	5.35	(8.21)

Total from investment operations	1.93	(0.23)	3.44	5.60	(7.94)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.68)	(0.14)	(0.18)	(0.79)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(8.32)

Total dividends and/or distributions to shareholders	(0.25)	(0.68)	(0.14)	(0.18)	(9.11)

Net asset value, end of period	$33.62	$31 .94	$32.85	$29.55	$24.13

Total Return, at Net Asset Value[4]	6.04%	(0.55)%	11.62%	23.22%	(5.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,733,385	$11,222,422	$8,479,943	$4,046,330	$1,788,541

Average net assets (in thousands)	$14,400,407	$9,679,262	$7,355,168	$2,838,047	$1,073,863

Ratios to average net assets:[5]
Net investment income	0.64%	0.99%	2.42%[3]	0 .89%	1.37%
Total expenses[6]	1.02%	1.03%	1.00%	1.04%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.03%	1.00%	1.04%	1.08%

Portfolio turnover rate	29%	20%	34%	33%	55%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 30, 2013	1.03%
Year Ended August 31, 2012	1.03%
Year Ended August 31, 2011	1.00%
Year Ended August 31, 2010	1.04%
Year Ended August 31, 2009	1.08%

See accompanying Notes to Financial Statements.

29      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Developing Markets Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to aggressively seek capital appreciation. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying

30      OPPENHEIMER DEVELOPING MARKETS FUND

1. Significant Accounting Policies (Continued)

Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

31      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$109,954,381	$—	$416,705,186	$3,832,193,871

1. As of August 30, 2013, the Fund had $416,705,186 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2015	$13,912,245
2016	3,478,061
2018	397,683,597
No expiration	1,631,284

Total	$416,705,187

Of these losses, $10,434,183 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $3,478,061 per year.

2. During the fiscal year ended August 30, 2013, the Fund utilized $385,361,522 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended August 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for August 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

32      OPPENHEIMER DEVELOPING MARKETS FUND

1. Significant Accounting Policies (Continued)

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$106,961	$18,696,816	$18,589,855

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 was as follows:

	Year Ended August 31, 2013	Year Ended August 31, 2012
Distributions paid from:
Ordinary income	$147,453,305	$400,765,522

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$29,675,024,052
Federal tax cost of other investments	63,573,296

Total federal tax cost	$29,738,597,348

Gross unrealized appreciation	$6,467,624,185
Gross unrealized depreciation	(2,635,430,314)

Net unrealized appreciation	$3,832,193,871

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended August 30, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$97,850
Payments Made to Retired Trustees	88,253
Accumulated Liability as of August 30, 2013	669,756

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation

33      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

34      OPPENHEIMER DEVELOPING MARKETS FUND

1. Significant Accounting Policies (Continued)

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

35      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public

36      OPPENHEIMER DEVELOPING MARKETS FUND

2. Securities Valuation (Continued)

information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

    1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

    2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

    3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

37      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$5,127,363,256	$—	$—	$5,127,363,256
Consumer Staples	5,745,326,534	928,867,602	—	6,674,194,136
Energy	3,659,628,969	—	—	3,659,628,969
Financials	5,508,495,590	93,700,201	—	5,602,195,791
Health Care	965,572,417	—	—	965,572,417
Industrials	1,026,757,256	—	—	1,026,757,256
Information Technology	6,435,769,817	—	—	6,435,769,817
Materials	1,338,343,709	149,222,534	—	1,487,566,243
Telecommunication Services	940,116,459	—	—	940,116,459
Structured Security	—	49,137,878	—	49,137,878
Investment Company	1,543,137,005	—	—	1,543,137,005
Total Assets	$32,290,511,012	$1,220,928,215	$—	$33,511,439,227

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$461,237,817	$—	$—	$(461,237,817)
Consumer Staples	479,750,147	(614,835,078)	614,835,078	(479,750,147)
Financials	452,620,917	(149,945,428)	149,945,428	(452,620,917)
Information Technology	359,285,918	—	—	(359,285,918)
Total Assets	$1,752,894,799	$(764,780,506)	$764,780,506	$(1,752,894,799)

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

**Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

38      OPPENHEIMER DEVELOPING MARKETS FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 30, 2013		Year Ended August 31, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	134,054,549	$4,706,833,984	113,073,202	$3,579,619,517
Dividends and/or distributions reinvested	1,249,030	42,754,317	5,575,697	166,883,335
Redeemed	(105,271,889)	(3,663,728,287)	(110,072,018)	(3,425,334,166)

Net increase	30,031,690	$1,085,860,014	8,576,881	$321,168,686

Class B
Sold	224,253	$7,765,315	1,220,711	$38,155,960
Dividends and/or distributions reinvested	—	—	42,362	1,252,648
Redeemed	(1,213,342)	(41,415,867)	(2,608,993)	(80,813,349)

Net decrease	(989,089)	$(33,650,552)	(1,345,920)	$(41,404,741)

Class C
Sold	13,920,933	$469,571,434	14,485,934	$441,236,292
Dividends and/or distributions reinvested	—	—	599,958	17,266,780
Redeemed	(14,306,063)	(476,946,898)	(14,433,878)	(432,335,255)

Net increase (decrease)	(385,130)	$(7,375,464)	652,014	$26,167,817

Class I
Sold	59,271,321	$2,083,744,295	19,005,352	$598,520,290
Dividends and/or distributions reinvested	199,291	6,740,013	—	—
Redeemed	(8,237,540)	(285,178,669)	(314,246)	(9,933,186)

Net increase	51,233,072	$1,805,305,639	18,691,106	$588,587,104

Class N
Sold	8,838,261	$298,836,438	11,024,212	$337,544,792
Dividends and/or distributions reinvested	33,628	1,112,405	281,100	8,135,043
Redeemed	(6,920,567)	(233,729,354)	(5,706,983)	(173,768,917)

Net increase	1,951,322	$66,219,489	5,598,329	$171,910,918

Class Y
Sold	247,551,435	$8,588,345,743	180,143,266	$5,634,105,379
Dividends and/or distributions reinvested	2,056,262	69,542,772	4,860,731	143,924,559
Redeemed	(132,999,341)	(4,605,281,095)	(91,706,543)	(2,839,520,243)

Net increase	116,608,356	$4,052,607,420	93,297,454	$2,938,509,695

1. For the year ended August 31, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from December 29, 2011 (inception of offering) to August 31, 2012, for Class I shares.

39      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 30, 2013 were as follows:

	Purchases	Sales
Investment securities	$15,096,738,447	$8,636,070,230

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Next $6 billion	0.85
Next $3 billion	0.80
Next $20 billion	0.75
Over $30 billion	0.74

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

40      OPPENHEIMER DEVELOPING MARKETS FUND

5. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class C	$28,982,402
Class N	11,609,579

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
August 30, 2013	$2,127,690	$65,410	$389,775	$242,770	$15,464

41      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 30, 2013, the Manager waived fees and/or reimbursed the Fund $1,692,891 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended August 30, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$3,136
Class N	1,118,579

6. Restricted Securities

As of August 30, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff

42      OPPENHEIMER DEVELOPING MARKETS FUND

7. Pending Litigation (Continued)

and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

43      OPPENHEIMER DEVELOPING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Developing Markets Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Developing Markets Fund, including the statement of investments, as of August 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 30, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Developing Markets Fund as of August 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 17, 2013

44      OPPENHEIMER DEVELOPING MARKETS FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended August 30, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 15.79% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 30, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $340,980,125 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 30, 2013, the maximum amount allowable but not less than $622,167 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $41,523,848 of foreign income taxes were paid by the Fund during the fiscal year ended August 30, 2013. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $186,669,047 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

45      OPPENHEIMER DEVELOPING MARKETS FUND

SPECIAL SHAREHOLDER MEETING Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Developing Markets Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1). At the meeting the sub-proposals below (Proposal No. 2 (including certain of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 2013. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees

Brian F. Wruble	401,037,991	130,491,598
David K. Downes	401,064,306	130,465,283
Matthew P. Fink	525,399,056	6,130,533
Edmund Giambastiani, Jr.	525,227,745	6,301,845
Phillip A. Griffiths	400,901,029	130,628,560
Mary F. Miller	401,083,067	130,446,493
Joel W. Motley	525,553,997	5,975,593
Joanne Pace.	525,686,840	5,842,750
Mary Ann Tynan	525,644,372	5,885,188
Joseph M. Wikler	400,325,182	131,204,408
Peter I. Wold	400,487,516	131,042,073
William F. Glavin, Jr.	525,577,193	5,952,397

2a: Proposal to revise the fundamental policy relating to borrowing
For	Against	Abstain
374,262,241	5,991,899	6,560,967

2b-1: Proposal to revise the fundamental policy relating to concentration of investments
For	Against	Abstain
374,679,243	5,726,608	6,409,261

2c-1: Proposal to remove the fundamental policy relating to diversification of investments
For	Against	Abstain
373,861,423	6,435,737	6,487,947

2d: Proposal to revise the fundamental policy relating to lending
For	Against	Abstain
374,325,950	5,885,574	6,603,575

2e: Proposal to remove the additional fundamental policy relating to estate and commodities
For	Against	Abstain
374,589,961	5,676,514	6,548,632

2f: Proposal to revise the fundamental policy relating to senior securities
For	Against	Abstain
374,536,166	5,560,236	6,718,706

46      OPPENHEIMER DEVELOPING MARKETS FUND

2g: Proposal to remove the additional fundamental policy relating to underwriting
For	Against	Abstain
373,706,781	6,270,824	6,837,497

2s: Proposal to approve a change in the Fund’s investment objective
For	Against	Abstain
372,864,751	7,134,238	6,816,115

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain

376,370,514	4,065,618	6,378,977

47      OPPENHEIMER DEVELOPING MARKETS FUND

PORTFOLIO PR OXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

48      OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

49      OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, Continued	Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 1999) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished

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Phillip A. Griffiths, Continued	Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and

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TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has

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Peter I. Wold, Continued	become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958

Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Leverenz, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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TRUSTEES AND OFFICERS Unaudited / Continued

Justin Leverenz, Vice President (since 2007) Year of Birth: 1968	Director of Emerging Markets Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since November 2009). Vice President of the Sub-Adviser (July 2004-October 2009). Head of Research for Goldman Sachs in Taiwan and Head of Asian Technology Research Pan-Asia (2002-2004); Head of Equity Research Hong Kong +Taipei (1993-1995) and (1997-2000). A portfolio manager and officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 89 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program

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Brian W. Wixted, Continued	(charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER DEVELOPING MARKETS FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

56      OPPENHEIMER DEVELOPING MARKETS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

57      OPPENHEIMER DEVELOPING MARKETS FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0785.001.0813 October 21, 2013

SR0000.010.0913.c1.indd 6 9/19/13 4:53 PM

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $40,500 in fiscal 2013 and $39,700 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $477,830 in fiscal 2013 and $583,556 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $45,542 in fiscal 2013 and $55,682 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $492,036 in fiscal 2013 and $317,764 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,015,408 in fiscal 2013 and $957,002 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/14/2013